TURNER FUNDS

TURNER MEDICAL SCIENCES LONG/SHORT FUND

Class C Shares

Supplement dated July 30, 2015

To the Prospectus dated January 31, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The paragraph under the heading “Prime Broker” on page 24 of the prospectus is deleted and replaced with the following:

Prime Broker

Goldman, Sachs & Co. (“Goldman”) serves as Prime Broker of the Titan II Fund. Goldman and J.P. Morgan Clearing Corp. (“JPMorgan”) serve as Prime Brokers of the Medical Sciences Long/Short Fund. Goldman and JPMorgan have no responsibility for the preparation or accuracy of this Prospectus.